EXHIBIT 10.2


                              INVESTMENT AGREEMENT



     THIS INVESTMENT AGREEMENT (this "Agreement"), dated as of April 22, 2005, is made by and among BEACON POWER CORPORATION, a Delaware corporation (the "Company"), PERSEUS CAPITAL, L.L.C., a Delaware limited liability company ("Perseus Capital"), and PERSEUS 2000 EXPANSION FUND, L.L.C., a Delaware limited liability company (the "Purchaser").

                                    RECITALS

     WHEREAS, on the terms and subject to the conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser 1,666,667 shares of the Company's Common Stock (the "Initial Shares");

     WHEREAS, on the terms and subject to the conditions set forth in this Agreement, the Company desires to obtain from the Purchaser an option (the "Call Option"), exercisable at the election of the Company, to issue and sell to the Purchaser the number of shares of the Company's Common Stock determined in accordance with Section 2.1(c) of this Agreement;

     WHEREAS, in consideration of the Purchaser's agreement to acquire the Initial Shares and to grant the Company the Call Option, the Company has agreed to issue to the Purchaser on the date hereof a warrant to purchase certain additional shares of the Company's Common Stock (the "Warrant");

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Purchaser desires to acquire the Initial Shares, grant to the Company the Call Option, and acquire the Warrant;

     WHEREAS, the Company has entered into an Arrangement Agreement of even date herewith with NxtPhase T&D Corp., a Canadian corporation ("NxtPhase"), pursuant to which the Company and NxtPhase will consummate a business combination (the "NxtPhase Transaction");

     WHEREAS, the Purchaser has committed to invest an additional $1.5 million in NxtPhase in accordance with the term sheet ("Term Sheet") dated as of April 22, 2005 (the "NxtPhase Investment"); and

     WHEREAS, the Purchaser and the Company have agreed that (i) at the option of the Purchaser (the "NxtPhase Investment Option"), the portion of the NxtPhase Investment that has not yet been invested as of the date the NxtPhase Investment Option is exercised by the Purchaser (the "Remaining NxtPhase Investment") will be made by the Company instead of by the Purchaser, (ii) if the Purchaser exercises the NxtPhase Investment Option, the Purchaser will provide the Company with sufficient funds to make such Remaining NxtPhase Investment on the terms and subject to the conditions set forth herein, and (iii) any portion of the NxtPhase Investment that has not been made on or prior to the consummation of the NxtPhase Transaction will be invested in the Company by the Purchaser on the terms and subject to the conditions set forth herein;

     WHEREAS, Perseus Capital holds a warrant to acquire 1,333,333 shares of the Company's Common Stock at an exercise price of $2.25 per share ("the "PC Warrant"), and the PC Warrant expires by its terms on May 23, 2005;

     WHEREAS, Perseus Capital desires to obtain an extension for two years on the expiration date of the PC Warrant, and the Company is willing to grant such extension in exchange for a payment of $100,000.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     For all purposes of this Agreement the following terms have the meanings set forth in this Article I.

     "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the Commonwealth of Massachusetts or in the District of Columbia are authorized or required by law or executive order to close.

     "Call Date" means the effective date of the Company's Notice of Call delivered in accordance with Section 2.1 below.

     "Charter" means the articles or certificate of incorporation or formation, statute, constitution, joint venture or partnership agreement, limited liability company agreement or articles or other organizational document of any Person other than an individual, each as from time to time amended or modified.

     "Closing" has the meaning specified in Section 2.2.

     "Closing Date" has the meaning specified in Section 2.2.

     "Common Stock" means the common stock of the Company, par value $0.01 per share, and any securities into which such common stock may hereafter be converted or reclassified.

     "Company" has the meaning specified in the introduction to this Agreement.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Effective Price" means with respect to any issuance of Common Stock, the price per share of Common Stock of such issuance; with respect to the issuance of any security convertible into shares of Common Stock, the purchase price paid for such convertible security divided by the number of shares of Common Stock issuable upon the conversion of such convertible security; and with respect to any option, warrant or other right to acquire shares of Common Stock, the exercise price for one share of Common Stock thereunder.

     "Maximum Amount" means the sum of $1,500,000, plus if the NxtPhase Transaction is consummated, any portion of the NxtPhase Investment that has not been made by the Purchaser or the Company as of the date of such consummation.

     "Per Share Price" means, $0.84 per share, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions involving the Common Stock that occur after the date of this Agreement but prior to the applicable Closing Date.

     "Person" means an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization or other entity and any government, governmental department or agency or political subdivision thereof.

     "Purchased Securities" means the Initial Shares, the Requested Shares (as defined below), the Warrant, any Additional Shares and any Additional Warrant.

     "Purchaser" has the meaning specified in introduction to this Agreement.

     "Registration Rights Agreement" means that certain Registration Rights Agreement of even date herewith by and between the Company and the Purchaser, substantially in the form set forth on Exhibit A.

     "Securities Act" means the United States Securities Act of 1933, as amended.

                                   ARTICLE II

                    SALE AND PURCHASE OF PURCHASED SECURITIES

     SECTION 2.1.  Investment Transactions.
     -----------   -----------------------

     (a) Sale and Purchase of the Initial Shares. For value received, and on the terms and subject to all of the conditions set forth herein, at the Initial Closing, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase, the Initial Shares at the Per Share Price, for a total investment in the Company at the Initial Closing of $1,400,000.

     (b) Extension of PC Warrant Term. In consideration of the payment of $100,000 to the Company by Perseus Capital at the Initial Closing, the Company agrees to extend the term of the PC Warrant so that it expires on May 23, 2007 rather than on May 23, 2005.

     (c) Call Option. For value received, and on the terms and subject to all of the conditions set forth herein, the Purchaser hereby irrevocably agrees to purchase upon demand by the Company such number of shares of the Company's Common Stock at the Per Share Price as the Company shall request in its sole discretion (the "Requested Shares") in a Notice of Call delivered by the Company to Perseus after the date hereof substantially in the form set forth on Exhibit B hereto. In no event shall the Requested Shares in the aggregate exceed the number of shares equal to the quotient obtained by dividing the Maximum Amount by the Per Share Price. The Purchaser's obligations under this Section 2.1(c) to purchase the Requested Shares shall expire upon September 30, 2005.

     (d) NxtPhase Investment Option. The Purchaser shall have the option, but not the obligation, to assign to the Company its right to make any Remaining NxtPhase Investment (together with its rights under all investment documentation pertaining to the Remaining NxtPhase Investment) and if the Purchaser exercises the NxtPhase Investment Option, (i) the Company shall assume the Purchaser's obligation to make any Remaining NxtPhase Investment, (ii) the Purchaser shall make an investment in the Company's Common Stock on each date that the Company is required to make an investment in NxtPhase as part of the Remaining NxtPhase Investment, and (iii) in consideration of such investment, the Company shall issue and deliver to the Purchaser additional shares of Common Stock equal to the quotient obtained by dividing the amount of such investment by the Per Share Price (the "Additional Shares"). Notwithstanding the foregoing, the Purchaser shall not be entitled to exercise the NxtPhase Investment Option without the consent of the Company unless the definitive investment documentation pertaining to the NxtPhase Investment substantially reflects the terms set forth in the Term Sheet and otherwise is no less favorable to the purchaser than the investment documentation used in the most recent sale of Class A Preferred Stock by NxtPhase, as previously provided to the Company. Upon exercise of the NxtPhase Investment Option, the Company shall issue to the Purchaser an additional warrant having substantially the same terms as the Warrant, except that the initial number of shares of Common Stock issuable upon exercise of such warrant shall equal the quotient obtained by dividing (i) 27.9491% of the Remaining NxtPhase Investment by (ii) 120% of the Per Share Price (the "Additional Warrant").

     (e) Deliveries. At the Initial Closing, the Company shall deliver to the Purchaser the following:

          (i) the Warrant substantially in the form set forth on Exhibit C hereto duly executed by the Company;

          (ii) evidence that the Company and its Board of Directors have authorized the amendment of the Company's Rights Agreement dated September 25, 2002 (as amended, the "Rights Agreement") so that the Purchaser will not be considered an "Acquiring Person" (as such term is defined in the Rights Agreement) by reason of the Purchaser and the Company entering into the transactions contemplated hereby, including without limitation the Company's issuance of the Purchased Securities and the Purchaser's ownership of the Purchased Securities or any shares of Common Stock issuable or issued upon exercise of the Warrant.

     (f) Unwind. In the event that (i) the NxtPhase Transaction is terminated for any reason or (ii) the NxtPhase Transaction is not consummated within fifty weeks after the date the Company makes its initial Remaining NxtPhase Investment, then within five Business days thereof, the Company shall transfer to the Purchaser all shares of capital stock of NxtPhase purchased pursuant to the Remaining NxtPhase Investment, and the Purchaser shall transfer to the Company all Purchased Securities issued in consideration for investments made by the Purchaser in the Company pursuant to subsection (d) of this Section 2.1 and the Additional Warrant. If any shares of Common Stock have been issued upon exercise of the Additional Warrant, such shares shall also be returned to the Company in exchange for the repayment to the Purchaser of the exercise price therefore. All such required transfers shall be made free and clear of any and all liens and encumbrances. Each of the Company and the Purchaser agree not to transfer, encumber or otherwise restrict any of the securities that may be subject to a transfer in accordance with this Section 2.1(f) for so long as the respective transfer obligations hereunder shall be in effect.

     SECTION 2.2. Closings. Each closing of the purchase and sale of Purchased Securities hereunder will take place remotely by means of mail, facsimile and electronic mail (with originally executed documents to be exchanged immediately thereafter). The closing (the "Initial Closing") of the purchase and sale of the Initial Shares shall be held on May 13, 2005 or on such other date as may be agreed to by the Purchaser and the Company (the "Initial Closing Date"). Each closing (each, a "Call Closing") of the purchase and sale of Requested Shares shall be held on a date specified in the applicable Notice of Call that is not earlier than fifteen Business Days following the delivery by the Company of a Notice of Call with respect to such Requested Shares (the "Call Closing Date"). Each closing (each, an "Additional Closing" and collectively with the Initial Closing and each Call Closing, each a "Closing") of the purchase and sale of any Additional Shares shall be held simultaneously with the closing of the additional investment to be made by the Company in NxtPhase as part of the
Remaining NxtPhase Investment (each an "Additional Closing Date" and collectively with the Initial Closing Date and each Call Closing Date, each a "Closing Date"). At each Closing, (i) the Company will issue, sell and deliver to the Purchaser the Purchased Securities to be issued at such Closing by executing and delivering one or more stock certificates that in the aggregate represent such Purchased Securities, and (ii) the Purchaser shall pay the aggregate purchase price therefor by wire transfer of immediately available funds to an account designated in writing by the Company at least two Business Days prior to such Closing Date (the "Company Account"). In addition, at the Initial Closing, the Company shall issue to Perseus Capital an amended PC Warrant reflecting a two-year extension of the termination date thereunder and Perseus Capital shall pay to the Company $100,000 by wire transfer of immediately available funds in such amount to the Company Account and shall deliver to the Company for cancellation the existing PC Warrant.

     SECTION 2.3. Use of Proceeds. The proceeds from the sale of the Initial Shares and any Requested Shares hereunder shall be used for capital expenditures, acquisitions, working capital and other general corporate purposes of the Company and its subsidiaries or otherwise as determined from time to time by the Company's Board. The proceeds from the sale of any Additional Shares shall be used only to fund the Company's obligations in connection with the Remaining NxtPhase Investment.

     SECTION 2.4. Certain Adjustments. In the event the Company issues or is deemed under this Section 2.4 to have issued any shares of Common Stock on or prior to a Closing Date at an Effective Price less than the Per Share Price, the Per Share Price shall be reduced for purposes of each Closing held after such issuance or deemed issuance to the lowest such Effective Price and the number of Shares to be issued at each such Closing shall be increased so that the product of the Per Share Price, as so adjusted, multiplied by the number of Shares equals the aggregate purchase price paid at such Closing by the Purchaser. In the event the Company issues or is deemed to have issued under this Section 2.4 any shares of Common Stock after a Closing and prior to the six-month anniversary of such Closing at an Effective Price less than the Per Share Price, then within two Business Days of such issuance or deemed issuance, the Company, for no additional consideration, shall issue and deliver to the Purchaser an additional number of shares of Common Stock equal to the difference between (a) the number of shares of Common Stock that would have been issued to the Purchaser at all Closings held after the date that is six months prior to the date of such issuance or deemed issuance if the Per Share Price were equal to the lowest such Effective Price minus (b) the number of shares of Common Stock actually issued to the Purchaser at all such Closings. For purposes of this
Section 2.4, the Company shall be deemed to have issued shares of Common Stock if it issues any securities convertible into Common Stock or any option, warrant or other right to acquire Common Stock. This Section 2.4 shall not apply to, and no adjustment shall be made by reason of, the issuance of (i) any shares of Common Stock pursuant to the conversion of any security outstanding on the date hereof, (ii) any shares of Common Stock issued pursuant to the exercise of any option, warrant or other right to acquire Common Stock outstanding on the date hereof, (iii) any securities issued pursuant to any employee benefit plan approved by the Company's Board of Directors or its Compensation Committee, (iv) any securities issued in connection with any merger or consolidation of the Company with another Person or the purchase by the Company of all or substantially all of the assets of any other Person, (v) any securities issued pursuant to a stock split, stock dividend or recapitalization involving the Company, (vi) shares of Common Stock issued to the Purchaser pursuant to this
Section 2.4 or (vii) securities issued in replacement of any securities issued pursuant to the preceding subsections (i) - (vi).

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     In order to induce Perseus Capital and the Purchaser to enter into this Agreement and to induce the Purchaser to purchase the Purchased Securities, the Company hereby represents and warrants, as of the date hereof and as each Closing Date, that:

     SECTION 3.1. Organization and Good Standing. The Company is duly organized, validly existing and in good standing in its jurisdiction of organization and is duly qualified and authorized to do business in all other jurisdictions in which the nature of its business or property makes such qualification necessary. The Company has the power to own its properties and to carry on its business as now conducted and as proposed to be conducted.

     SECTION 3.2. Authorization. The execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement, and the issuance and sale by the Company of the Purchased Securities hereunder: (a) are within the Company's power and authority; (b) have been duly authorized by all necessary corporate and other proceedings; (c) has been duly executed and delivered by an authorized officer of the Company; and (d) do not and will not result in the creation of any lien upon any of the Company's property or conflict with or result in any breach of any provision of the Company's Charter, or any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument to which the Company is subject.

     SECTION 3.3. Enforceability. The execution and delivery by the Company of this Agreement, the Registration Rights Agreement, and the issuance and sale by the Company of the Purchased Securities hereunder, will result in legally binding obligations of the Company, enforceable against it in accordance with the respective terms and provisions hereof and thereof except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions contained in this Agreement and/or in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

     SECTION 3.4. SEC Reports. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to
Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing reports, including the exhibits thereto, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the U.S. Securities Exchange Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE IV

              REPRESENTATIONS OF THE PURCHASER AND PERSEUS CAPITAL

     SECTION 4.1. Investment Intent. The Purchaser hereby represents, warrants and covenants to the Company that the Purchaser will acquire the Purchased Securities to be purchased by the Purchaser hereunder for investment only for the Purchaser's own account, not as a nominee or agent and not with a view to the sale or distribution of any part thereof. The Purchaser hereby agrees that it will not transfer the Purchased Securities or any securities received upon exercise of the Warrant or the Additional Warrant in a manner that will violate the Securities Act.

     SECTION 4.2. Authorization. Each of Perseus Capital and the Purchaser hereby represents and warrants to the Company that this Agreement has been executed by a duly authorized Person on its behalf; its execution, delivery and performance hereof have been duly authorized by all appropriate action and do not and will not conflict with or result in any breach of any provision of any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument to which it is subject. The Purchaser hereby further represents and warrants that the execution and delivery of the Registration Rights Agreement by the Purchaser has been effected by a duly authorized Person on the Purchaser's behalf, the execution, delivery and performance thereof has been duly authorized by all appropriate action on the Purchaser's behalf and will not conflict with or result in any breach of any provision of any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument to which the Purchaser is subject.

     SECTION 4.3. Enforceability. Each of Perseus Capital and the Purchaser hereby represents and warrants that the execution and delivery by it of this Agreement and, in the case of the Purchaser, the Registration Rights Agreement, will result in legally binding obligations of it enforceable against it in accordance with the respective terms and provisions hereof and thereof except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions contained in this Agreement and/or in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

     SECTION 4.4. Exemption. The Purchaser understands that the Purchased Securities and any securities received upon exercise of the Warrant and the Additional Warrant are not registered under the Securities Act on the grounds that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Purchaser's representations set forth herein.

     SECTION 4.5. Experience. The Purchaser represents that it has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, is familiar with the risks associated with the business and operations of the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment for an indefinite period of time, including the risk of a complete loss of the Purchaser's investment in the Purchased Securities. The Purchaser represents that it has had, during the course of the transaction and prior to the purchase of the Purchased Securities, the opportunity to request information from and ask questions of the Company and its officers, employees and agents, concerning the Company, its assets, business and operations and to receive information and answers to such requests and questions.

     SECTION 4.6. Restricted Securities. The Purchaser understands that the Purchased Securities and any securities received upon exercise of the Warrant and the Additional Warrant are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Purchased Securities and any securities received upon exercise of the Warrant or the Additional Warrant may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser acknowledges that the Purchased Securities and any securities received upon exercise of the Warrant or the Additional Warrant must be held indefinitely unless subsequently registered under the Securities Act and under applicable state securities laws or an exemption from such registration is available. The Purchaser acknowledges that each certificate representing the Purchased Securities shall bear a legend substantially in the following form:

"THE SECURITY REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION IN EFFECT UNDER SUCH ACT UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT DEMONSTRATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

     The foregoing legend shall be removed from the certificates representing any Purchased Securities, at the request of the holder thereof, at such time as
(i) they become eligible for resale pursuant to an effective registration statement or Rule 144(k) under the Securities Act or (ii) the Company shall have received an opinion of counsel or other evidence reasonably acceptable to the Company to the effect that any transfer of the Purchased Securities represented by such certificates will not violate the Securities Act and applicable state securities laws.

     SECTION 4.7. Further Limitations on Disposition. Without in any way limiting the representations set forth above, Purchaser will not to make any disposition of all or any portion of the Purchaser's Purchased Securities and any securities received upon exercise of the Warrant or the Additional Warrant unless and until one of the following conditions have been satisfied:

          (i) There is then in effect a Registration Statement under the Securities Act covering the shares intended to be disposed of, and such disposition is made in accordance with such Registration Statement; or

          (ii) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company to the effect that such disposition will not require registration under the Securities Act, or the Purchaser shall have otherwise sold such shares pursuant to Rule 144 under the Securities Act.

     SECTION 4.8. Accredited Investor. The Purchaser hereby represents and warrants that it is an accredited investor as defined inRule 501(a) of Regulation D promulgated under the Securities Act.

     SECTION 4.9. Brokers or Finders. The Purchaser hereby represents that it has not taken any action that would result in the Company incurring any liability for brokerage or finders' fees or agents' commissions for any similar charges in connection with the transactions contemplated by this Agreement.

                                    ARTICLE V

CONDITIONS TO THE PURCHASER'S OBLIGATIONS TO PURCHASE THE INITIAL OR REQUESTED SHARES

     The Purchaser's obligation to purchase the Initial Shares or the Requested Shares pursuant to Section 2.1 of this Agreement is subject to compliance by the Company with its agreements and representations herein contained, and to the satisfaction, on or prior to the applicable Closing Date, of the following conditions (except to the extent any such conditions may be waived in writing by the Purchaser):

     SECTION 5.1. Representations and Warranties. The Company's representations and warranties contained in Article III hereof shall be true and correct in all material respects on and as of such Closing Date with the same force and effect as though made on and as of such Closing Date and the Company shall have performed and complied with all conditions and agreements required to be performed or complied with by each of them prior to such Closing.

     SECTION 5.2. Legality; Governmental and Other Authorizations. The purchase of the Purchased Securities to be acquired on such Closing Date by the Purchaser shall not be prohibited by any law or governmental order or regulation, and shall not subject the Purchaser to any penalty, special tax or other onerous condition. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of or with any other Person, with respect to any of the transactions contemplated by this Agreement shall have been duly obtained or made and shall be in full force and effect other than any applicable state securities law or blue sky filings.

                                   ARTICLE VI

                     CONDITIONS TO THE COMPANY'S OBLIGATIONS

     The Company's obligation to sell and issue the Purchased Securities pursuant to this Agreement is subject to compliance by the Purchaser with the agreements herein contained, and to the satisfaction on or prior to the applicable Closing Date, of the following conditions:

     SECTION  6.1.  Representations.  The  representations  made by  Perseus  in
Article IV hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects as of such Closing Date.

     SECTION 6.2. Legality; Governmental and Other Authorizations. The issuance and sale of the Purchased Securities by the Company at such Closing shall not be prohibited by any law or governmental order or regulation, and shall not subject the Company to any penalty, special tax, or other onerous condition. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of or with any other Person, with respect to any of the transactions contemplated by this Agreement shall have been duly obtained or made and shall be in full force and effect other than any applicable state securities law or blue sky filings.

                                   ARTICLE VII

                                  MISCELLANEOUS

     SECTION 7.1. Notices. All demands, notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be personally delivered or sent by facsimile machine (with a confirmation copy sent by one of the other methods authorized in this Section), commercial (including FedEx) or U.S. Postal Service overnight delivery service, or, deposited with the U.S. Postal Service mailed first class, registered or certified mail, postage prepaid, as set forth below:

     If to the Company, addressed to:

         F. William Capp President and CEO
         Beacon Power Corporation
         234 Ballardvale Street
         Wilmington, MA 01887
         Fax: (978) 988-1337

     with a copy to:

         Edwards & Angell, LLP
         101 Federal Street
         Boston, MA 02110
         Attention:  Albert L. Sokol, Esq.
         Fax: (617) 439-4170

     If to Perseus Capital or the Purchaser at the address set forth on the signature page hereto.

     Notices shall be deemed given upon the earlier to occur of (i) receipt by the party to whom such notice is directed; (ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Time and, if sent after 5:00 p.m. Eastern Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; (iii) on the first business day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the commercial carrier if sent by commercial overnight delivery service; or (iv) the fifth day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following deposit thereof with the U.S. Postal Service as aforesaid. Each party, by notice duly given in accordance therewith may specify a different address for the giving of any notice hereunder.

     SECTION 7.2. Amendments and Waivers, Joinder. Except as otherwise expressly provided herein, any term of this Agreement may be amended only with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon the Company and each holder of any Purchased Securities sold pursuant to this Agreement.

     SECTION 7.3. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT, ANY OF THE RELATED AGREEMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     SECTION 7.4. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original and all of which will constitute one and the same agreement.

     SECTION 7.5. Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. This Agreement supersedes all prior and contemporaneous discussions, agreements and understandings related to said subject matter.

     SECTION  7.6.  Survival  of  Representations   and  Warranties,   etc.  All
representations and warranties contained herein shall survive until 12 months from the date hereof.

     SECTION 7.7. Assignment. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the holder or holders at the time of any of the Purchased Securities. The Purchaser's obligations hereunder may be assigned by Perseus to one or more of its affiliates provided such transferee agrees in writing to be bound by the provisions hereof that apply to the "Purchaser."

     SECTION 7.8. Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to the conflicts of law provisions thereunder.

     IN WITNESS WHEREOF, this Agreement is executed and delivered as of the date first written above by the undersigned who hereby agrees to be bound by the terms and provisions set forth in the Agreement.


                                       BEACON POWER CORPORATION


                                       By:/s/ James M. Spiezio
                                       ----------------------------------------
                                       Name: James M. Spiezio
                                       Title: Chief Financial Officer



                                       PERSEUS 2000 EXPANSION FUND, L.L.C.

                                       By:      /s/ Kenneth M. Socha
                                       -------------------------------------
                                       Name: Kenneth M. Socha
                                       Title: Senior Managing Director
                                       Address:    2099 Pennsylvania Ave., NW
                                                   Suite 900
                                                   Washington, DC 20006



                                       PERSEUS CAPITAL , L.L.C.

                                       By:      /s/ Kenneth M. Socha
                                       -------------------------------------
                                       Name: Kenneth M. Socha
                                       Title: Senior Managing Director

                                       Address:    2099 Pennsylvania Ave., NW
                                                   Suite 900
                                                   Washington, DC 20006

                                    EXHIBIT A


                      Form of Registration Rights Agreement

                                    EXHIBIT B

                             Form of Notice of Call

To:  [Insert Purchaser Name]                             Dated:  ____________


     Beacon Power Corporation (the "Company"), pursuant to the provisions set forth in Section 2.1 of the Investment Agreement by and between the Company and the Purchaser (the "Investment Agreement"), hereby provides written notice to the Purchaser of the Company's request that the Purchaser purchase _____ shares of the Company's Common Stock for an aggregate purchase price of [$__] (the "Purchase Price"), all in accordance with Section 2.1 of the Investment Agreement. Capitalized terms used but not defined herein shall have the meanings attributed to such terms in the Investment Agreement.

     In accordance with the provisions of the Investment Agreement, the Company requests the subscription and disbursement by the Purchaser of the amount of the Purchase Price. The Purchaser is requested to pay such amount to [Insert Wire Transfer Instructions].

     Against disbursement by the Purchaser in accordance with Section 2.1 of the Purchase Agreement, the Company will deliver to the Purchaser a stock certificate evidencing ownership of the Requested Shares to the address of the Purchaser set forth in the Investment Agreement, unless otherwise indicated in writing by the Purchaser.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this certificate, this ___ day of __________, 2005.

                                       BEACON POWER CORPORATION

                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:

                                    EXHIBIT C


THIS  WARRANT  AND THE  SHARES  PURCHASABLE  HEREUNDER  HAVE BEEN  ACQUIRED  FOR
INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION IN EFFECT UNDER SUCH ACT UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT DEMONSTRATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

                          Common Stock Purchase Warrant

                      To Purchase Shares of Common Stock of

                            Beacon Power Corporation

                                                             __________, 2005

     FOR VALUE RECEIVED, Beacon Power Corporation, a Delaware corporation (the "Company"), hereby grants to [_____________] (together with its permitted successors and assigns, the "Registered Holder"), the right to purchase at any time up to and including April ___, 2010 (the "Termination Date"), the number of shares of fully paid and nonassessable Common Stock of the Company, $0.01 par value per share (the "Common Stock", and those shares of Common Stock purchasable under this Warrant being the "Warrant Shares"), equal to the product of (i) 806,400 divided by(ii) the Warrant Price (as defined below) then in effect, for a purchase price of 120% of the Per Share Price as of the date hereof (as defined in the Investment Agreement, dated as of the date hereof, by and among the Company, the Registered Holder and Perseus Capital, L.L.C. ("Investment Agreement")), which Per Share Price may be adjusted from time to time for purposes of this Warrant and the calculation of the Warrant Price only during the six-month period following the date hereof pursuant to Section 2.4 of the Investment Agreement (the "Warrant Price"). For the avoidance of doubt, any adjustments to the Per Share Price under the terms of the Investment Agreement that may occur after the six-month period following the date hereof shall be disregarded for purposes of calculating the Warrant Price hereunder.

     1. EXERCISE.

     (a) This Warrant may be exercised by the Registered Holder on or before the Termination Date, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by the Registered Holder at the principal executive offices of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Warrant Price payable in respect of the number of Warrant Shares purchased upon such exercise.

     (b) The Registered Holder may, at its option, elect to pay some or all of the Warrant Price payable upon an exercise of this Warrant by surrender of this Warrant at the principal executive office of the Company, or at such other office or agency as the Company may designate, together with the purchase form attached hereto as Exhibit I to exercise by means of a net issuance exercise, in which event the Company shall issue to the Registered Holder that number of Warrant Shares equal to the total number of Warrant Shares, minus the product obtained by multiplying (x) the total number of Warrant Shares (or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled, at the date of such calculation) by (y) a fraction, the numerator of which shall be the Warrant Price per share and the denominator of which shall be the Fair Market Value per share of Common Stock as of the Exercise Date. The "Fair Market Value" per share of Common Stock shall be determined as follows:

          (i) As long as the Common Stock is listed on a national securities exchange, the NASDAQ Small Cap Market, the NASDAQ National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause
     (ii)).

          (ii) In all other cases, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board of Directors shall make a determination of the Fair Market Value per share of the Common Stock within 20 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made.

     (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

     (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within twenty (20) days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

          (i) a certificate or certificates for the number of Warrant Shares to which the Registered Holder shall be entitled upon such exercise; and

          (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of: (a) the number of such shares purchased by the Registered Holder upon such exercise and (b) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the total Warrant Price payable upon such exercise pursuant to subsection 1(b) above.

     2. ADJUSTMENTS.

     (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (the "Original Issue Date") effect a subdivision of the outstanding
Common Stock, the number of Warrant Shares then in effect immediately before that subdivision shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the number of Warrant Shares shall be proportionately decreased and the Warrant Price shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (b) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company or in cash or other property, then and in each such event the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

     (c) Adjustment for Mergers or Reorganizations, etc. If there shall occur any reclassification, reorganization, recapitalization, consolidation, sale of all or substantially all assets or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsection 2(a) above), then, following any such reclassification, reorganization, recapitalization, consolidation, sale of all or substantially all assets or merger, and without payment of any additional consideration thereof, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive if, immediately prior to such reclassification, reorganization, recapitalization, consolidation or merger, sale of all or substantially all assets, the Registered Holder had held the number of shares of Common Stock subject to this Warrant, giving application to all adjustments called for during such period under this
Section 2 with respect to the rights of the Registered Holder.

     The foregoing provisions of this Section 2(c) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for Warrant Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. (d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable, the Warrant Price and the method of calculation of each) and showing in detail the facts upon which such adjustment or readjustment is based.

     3. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, and shall round any fractional shares to the next highest whole number of shares. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Registered Holder an amount computed by multiplying the fractional interest by the Fair Market Value of a full share of common Stock.

     4. REPRESENTATIONS AND WARRANTIES BY THE REGISTERED HOLDER. The Registered Holder represents and warrants to the Company as follows:

     (a) Upon each exercise hereof, the Registered Holder must reaffirm to the Company that the Registered Holder is an "accredited investor" as that term is defined in Rule 501 under the Securities Act of 1933, as amended (the "Act"). The Registered Holder is purchasing the Warrant and the Warrant Shares for such Registered Holder's own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Act. The Registered Holder understands that the Warrant and the Warrant Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, which exemption depends upon, among other things, the bona fide nature of Registered Holder's investment intent as expressed herein. In this connection, the Registered Holder understands that, in the view of the U.S. Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if the Registered Holder's representation was predicated solely upon a present intention to hold the Warrant or the Warrant Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Warrant or the Warrant Shares, or for a period of one year or any other fixed period in the future.

     (b) The Registered Holder understands that the Warrant and the Warrant Shares must be held by the Registered Holder indefinitely, and that the Registered Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Registered Holder further understands that the Warrant and the Warrant Shares have not been qualified under any state's blue sky laws by reason of their issuance in a transaction exempt from the qualification requirements of applicable blue sky laws, which exemptions depend upon, among other things, the bona fide nature of the
Registered Holder's investment intent expressed above. In addition, the Registered Holder understands that any certificate evidencing the Warrant and the Warrant Shares will be imprinted with a legend that prohibits the transfer of the Warrant and the Warrant Shares unless they are registered or such registration is not required in the opinion of counsel for the Company.

     (c) The Registered Holder is familiar with the provisions of Rule 144, promulgated under the Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

     (d) The Registered Holder further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

     5. REQUIREMENTS FOR TRANSFER.

     (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act and under applicable state securities or blue sky laws, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

     (b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION IN EFFECT UNDER SUCH ACT UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT DEMONSTRATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

     The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as (i) they become eligible for resale pursuant to an effective registration statement or Rule 144(k) under the Act or (ii) the Company shall have received either an opinion of counsel or a "no-action" letter from the SEC to the effect that any transfer of the Warrant Shares represented by such certificates will not violate the Act and applicable state securities laws.

     6. NO IMPAIRMENT. The Company will not, by amendment of its charter through reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     7. NOTICES OF RECORD DATE, ETC. In the event:

     (a) that the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

     (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

     (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

     8. STOCK FULLY PAID, RESERVATION OF STOCK. All of the Warrant Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the purchase price therefor, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of shares of Common Stock and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

     9. EXCHANGE OF WARRANTS. Upon the surrender of this Warrant by the Registered Holder, properly endorsed, to the Company at the principal executive offices of the Company, the Company will, subject to the provisions of Sections 4 and 5 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

     10. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (without any obligation for a surety or other security therefor) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     11. TRANSFERS, ETC.

     (a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

     (b) This Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment in a form reasonably acceptable to the Company at the principal executive offices of the Company.

     (c) Until any transfer of this Warrant is made in the Warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     12. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the Registered Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal executive office. If the Company should at any time change the location of its principal executive office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal executive office at the particular time shall be as so specified in such notice.

     13. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

     15. CHANGE OR WAIVER. Any term of this Warrant may be amended or waived upon the written consent of the Company and the Registered Holder.

     16. SECTION HEADINGS. The Section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

     17. GOVERNING LAW. This Warrant will be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to the conflict or choice of law provision thereof that would give rise the application of the domestic substantive law of any other jurisdiction.

         EXECUTED as of the Date of Issuance indicated above.

                                       BEACON POWER CORPORATION


                                       By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                    EXHIBIT I

                                  PURCHASE FORM

To:  Beacon Power Corporation                           Dated:  ____________


     The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase (check applicable box):

         |_|      _____ shares of the Common Stock covered by such Warrant; or

         |_| the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1(b).

     The undersigned herewith makes payment of the full Warrant Price for such shares at the price per share provided for in such Warrant, which is $____. Such payment takes the form of (check applicable box or boxes):

         |_|      $______ in lawful money of the United States; and/or

         |_| the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 1(b).


     Please issue a certificate representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

     The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.


                                       Name of Entity:
                                                      -----------------------


                                       Signature of
                                       Authorized Person:
                                                          --------------------

                                            Address:
                                                     -------------------------


                                            Date:
                                                     -------------------------